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                                                           EXHIBIT NUMBER - 21.1

                         SYKES ENTERPRISES, INCORPORATED
                              LIST OF SUBSIDIARIES

As of December 31, 2001, the Registrant directly or indirectly owned the following subsidiaries. Certain subsidiaries, which in the aggregate do not constitute significant subsidiaries, may be omitted.

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
Sykes Realty, Inc.                                                                            United States
Sykes Enterprises Delaware, Inc.                                                              United States
Sykes Enterprises - South Africa, Inc.                                                        United States
Sykes Enterprises of Canada, Inc.                                                             Canada
Sykes Financial Services, Inc.                                                                United States
SEI Technical Services, Ltd.                                                                  Scotland
McQueen International Incorporated                                                            United States
     Sykes E-Commerce, Incorporated                                                           United States
Sykes Latin America, S.A.                                                                     Costa Rica
Sykes Enterprises Incorporated, S.L.                                                          Spain
McQueen International Limited                                                                 Scotland
     McQueen Europe Limited                                                                   Scotland
         Sykes Netherlands B.V.                                                               The Netherlands
              McQueen Skandinavian AB                                                         Sweden
              McQueen International B.V.                                                      The Netherlands
              Sykes Asia Inc.                                                                 The Philippines
              Sykes France S.A. (f/k/a McQueen France S.A.)                                   France
     Sykes Europe Limited                                                                     Scotland
         McQueen Graphics Limited                                                             Scotland
         Printsoft Limited                                                                    Scotland
         McQueen Direct Limited                                                               Scotland
         McQueen ESOT Trustees Limited                                                        Scotland
         McQueen Integrated Manufacturing Services Limited                                    Scotland
         Link Network Limited                                                                 Scotland
Sykes Holdings of Belgium B.V.B.A.                                                            Belgium
     Sykes Belgium N.V. (f/k/a Translation, Fulfillment & Communication, N.V. ("Traffic")     Belgium
Sykes Global Holdings, LLC                                                                    United States
Sykes LP Holdings, LLC                                                                        United States
Sykes Investments CV                                                                          The Netherlands
     Sykes Enterprises Incorporated Holdings B.V.                                             The Netherlands
         Sykes Datasvar Support AB                                                            Sweden
              TwinPoint AB                                                                    Sweden
         Sykes International Holdings BV                                                      The Netherlands
              Sykes Canada Corporation (f/k/a Oracle Service Networks Corporation)            Canada
                  248 Pall Mall (London) Inc.                                                 Canada
                      Station Park Fitness Club Inc.                                          Canada
                  Clinidata Incorporated                                                      Canada
                  Sykes Enterprises GmbH                                                      Germany
                      Sykes Enterprises Hamburg Hannover GmbH & Co. KG                        Germany
                      Sykes Enterprises Verwaltungs und Management GmbH                       Germany
                      Heidi Fabinyi Telemarketing Und Kommunikationskonzepte GmbH & Co. KG    Germany
                      Sykes Verwaltungesellschaft mgH                                         Germany
                      Sykes Enterprises Support Services B.V. & Co. KG                        Germany
                      Sykes Enterprises Management GmbH                                       Germany
                      Sykes Enterprises Verwaltungs und Beteiligungsgellschaft mbH            Germany
                      Sykes Enterprises Bochum GmbH & Co. KG                                  Germany
                           Sykes Enterprises Wilhemslaven GmbH & Co. KG                       Germany
                           TST Tele Service Team, GmbH                                        Germany
                           T.O.P. Teleshopping, GmbH                                          Germany
         Sykes Enterprises Incorporated BV                                                    The Netherlands
              Sykes Enterprises Istanbul Limited Sirket                                       Turkey
              Sykes Information Technology China (Shanghai) Co. Ltd.                          Peoples Republic of China
              Sykes Enterprises Italy S.r.L                                                   Italy
              Sykes Enterprises, Inc. Kft. Budapest                                           Hungary
              Sykes Central Europe Kft                                                        Hungary
              Sykes Finland Oyin                                                              Finland
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